UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date at Earliest Event Reported):
December 28, 2007

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1 - 11906	22 - 2378738
(State or other jurisdiction	Commission File	(IRS Employer
of incorporation)	Number	Identification No.)

1000 Lucas Way, Hampton, VA 23666
(Address of principal executive offices) (Zip Code)

(757) 766-1500
Registrant’s telephone number, including area code

________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 - K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d - 2 (b) under the Exchange Act (17 CFR 240.14d - 2 (b))

☐	Pre-commencement communications pursuant to Rule 13e - 4 (c) under the Exchange Act (17 CFR 240.13e - 4 (c))

EXPLANATORY NOTE:

On December 28, 2007, Measurement Specialties, Inc. (the “Registrant” or “MEAS”) consummated the acquisition of all of the capital stock of Intersema Microsystems S.A., a sensor company headquartered in Bevaix, Switzerland (“Intersema”). The Registrant hereby amends Item 9.01 of its Current Report on Form 8-K filed on January 2, 2008 to include consolidated historical financial statements of Intersema and certain un-audited pro forma financial statement information giving effect to the acquisition of Intersema by MEAS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

The following financial statements are filed as exhibits hereto:

Exhibit 99.1	Audited financial statements of Intersema as of and for the year ended December 31, 2006

Exhibit 99.2	Un-audited condensed consolidated financial statements of Intersema as of and for the nine months ended September 30, 2007 and 2006.

(b)	Pro-forma financial information:

Exhibit 99.3
Un-audited pro-forma condensed combined financial information of MEAS for the year ended March 31, 2007 and December 31st, 2006 for Intersema and un-audited proforma condensed combined statement of operations for the nine months ended December 31, 2007 for MEAS and for the nine months ended September 30, 2007 for Intersema.

(c)	Exhibits. The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION
Exhibit 99.1	Audited financial statements of Intersema as of and for the year ended December 31, 2006

Exhibit 99.2	Un-audited condensed consolidated financial statements of Intersema as of and for the nine months ended September 30, 2007 and 2006.

Exhibit 99.3
Un-audited pro-forma condensed combined financial information of MEAS for the year ended March 31, 2007 and December 31st, 2006 for Intersema and un-audited proforma condensed combined statement of operations for the nine months ended December 31, 2007 for MEAS and for the nine months ended September 30, 2007 for Intersema.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEASUREMENT SPECIALTIES, INC. (Registrant)

Date: March 12, 2008	By:	/s/ Mark Thomson
Name: Mark Thomson Title: Chief Financial Officer (authorized officer and principal financial officer)